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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported):  AUGUST 5, 1996
                                                             --------------

                                   UPBANCORP, INC.
                                   ----------------
                (Exact name of registrant as specified in its charter)

         DELAWARE                    0-12292                    36-3207297
         --------                    -------                    ----------
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)           File Number)              Identification No.)

                     4753 N. BROADWAY, CHICAGO,  ILLINOIS         60640
                     ------------------------------------         -----
                   (Address of principal executive offices)     (Zip Code)

         Registrant's telephone number, including area code:  (312) 878-2000
                                                              --------------

                                    NOT APPLICABLE
                                    --------------
            (Former name or former address, if changed since last report)


                         DOCUMENTS INCORPORATED BY REFERENCE

None

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ITEM 1:  CHANGES IN CONTROL OF REGISTRANT

Not Applicable

ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

Not Applicable

ITEM 3:  BANKRUPTCY OR RECEIVERSHIP

Not Applicable

ITEM 4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (I)  Previous Independent Accountants
         (a) The registrant has dismissed its former principal accountants, Arthur Andersen, LLP, of Chicago, Illinois. The change was made effective August 5, 1996.

         (b) During the two most recent fiscal years and interim periods subsequent to December 31, 1995, there have been no disagreements with Arthur Andersen, LLP, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events.

         (c) Arthur Andersen's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         (d) The registrant has provided Arthur Andersen, LLP, with a copy of this disclosure and has requested that Arthur Andersen furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Arthur Andersen, LLP's letter to the SEC, dated August 7, 1996 is filed as Exhibit 16 to the Form 8-K).

    (II) New Independent Accountants
         (a) The Registrant's Board of Directors approved the selection of McGladrey & Pullen, LLP as new independent accountants upon the recommendation of the Registrant's Audit Committee. Management has not consulted with McGladrey & Pullen on any accounting, auditing or reporting matter.

ITEM 5:  OTHER EVENTS

None

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ITEM 6:  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not Applicable

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16    -    Letter re change in certifying accountant

ITEM 8:  CHANGE IN FISCAL YEAR

Not applicable

                                      SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

Date:  AUGUST 5 1996                   UPBANCORP, INC.
      -------------                    ---------------
                                       (The Registrant)

                                       /S/ RICHARD K. OSTROM
                                       ---------------------
                                       Richard K. Ostrom
                                       President and Chief Executive Officer